UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 18, 2013

(Date of earliest event reported)

Helpeo, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-168302	27-1699365
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2203 Timberloch Place, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 729-4576

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Former independent registered public accountant

On December 11, 2012, the Board of Directors of Helpeo, Inc. (“Registrant”) approved the dismissal of De Joya Griffith, LLC (“De Joya Griffith”) as the independent registered public accountant for the Registrant.

The report of De Joya Griffith on the financial statements of the Registrant for the year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Registrant’s ability to continue as a going concern.

During the year ended December 31, 2010 and through March 18, 2013, there were no disagreements with De Joya Griffith on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya Griffith, would have caused it to make reference thereto in connection with its report on the Registrant’s financial statements for such year.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the year ended December 31, 2010.

The Registrant requested that De Joya Griffith furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 18, 2013, is filed as Exhibit 16 to this Form 8-K.

(b) new independent registered public accounting firm

On December 11, 2012, the Board of Directors of the Registrant appointed M&K CPAS, PLLC (“M&K”) as the independent registered public accounting firm of the Registrant for the year ended December 31, 2011.

The Board of Directors of the Registrant did not consult with M&K during the year ended December 31, 2011 and through March 18, 2013, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Board of Directors of the Registrant, or oral advice was provided, that M&K concluded was an important factor considered by the Board of Directors of the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
16	Letter from Registrant's prior independent accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Helpeo, Inc.

Date: March 18, 2013	/s/ John Zotos
John Zotos Chief Executive Officer